                            As filed with the Securities and Exchange Commission
                                                              On August 8, 2003

                        1933 Act Registration Number / /
                        1940 Act Registration Number / /

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

                    Pre-Effective Amendment No. ___    / /
                    Post-Effective Amendment No. ___    / /

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                           Amendment No. ___    / /

                                 The Weitz Funds

                                   ----------

               (Exact Name of Registrant as Specified in Charter)

                                    Suite 600
                              1125 South 103 Street
                              Omaha, NE 68124-6008
                          (Address of Principal Office)

               Registrant's Telephone Number, including Area Code:
                                  402-391-1980

                                Wallace R. Weitz
                                    Suite 600
                              1125 South 103 Street
                              Omaha, NE 68124-6008

                                   ----------

                     (Name and Address of Agent for Service)

                        Copies of all communications to:
                            Patrick W.D. Turley, Esq.
                                   Dechert LLP
                                 1775 Eye Street
                            Washington, DC 20006-2401

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registrations Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), shall determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

--------------------------------------------------------------------------------

Additional Information Is Available

The Statement of Additional Information (SAI) provides more detailed information about the Fund and its policies. The SAI, which has been filed with the Securities and Exchange Commission is incorporated by reference. The SAI is available without charge, upon request.
You may request information, make inquiries or find additional information about the Fund as follows:
- By telephone:
      800-232-4161
- By mail:
      Weitz Funds
      One Pacific Place, Suite 600
      1125 South 103rd Street
      Omaha, Nebraska 68124-6008
- On the Internet:
      Weitz Funds
      http://www.weitzfunds.com
      SEC
      http://www.sec.gov
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090 or by submitting an e-mail request to: publicinfo@sec.gov. Reports and other information about the Fund are available from the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. Copies of such information can also be obtained by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
SEC File Number: 811-7918

                                THE WEITZ FUNDS

                              WEITZ BALANCED FUND

                            ------------------------
                            ------------------------

                                   PROSPECTUS

                                OCTOBER   , 2003
                           -------------------------
                           -------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                   ------------------------------------------
                   ------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

  Weitz Balanced Fund Summary.................................         3
    Investment Objective......................................         3
    Summary: Investment Strategies............................         3
    Summary: Related Risks....................................         3
  Fund Performance............................................         5
  Fund Expenses...............................................         5
  More About the Balanced Fund................................         6
    Investment Objective......................................         6
    Investment Strategies.....................................         6
    Related Risks.............................................         7
  Purchasing Shares...........................................         9
    Opening a Regular New Account.............................         9
    Opening a Retirement Account..............................         9
    Purchasing Shares of the Fund.............................        10
    Purchasing Through Others.................................        11
    Changing Your Address.....................................        11
    Confirmations and Shareholder Reports.....................        12
    Important Information About Procedures for Opening an
      Account.................................................        12
    Telephone Communications..................................        12
    Account Access Information................................        12
  Redeeming Shares............................................        13
    Redemption Procedures.....................................        13
    Redemption Payments.......................................        14
    Signature Guarantees......................................        14
    Other Redemption Information..............................        15
  Exchanging Shares...........................................        16
  Pricing of Shares...........................................        17
  Distributions and Taxes.....................................        18
    Shareholder Distributions.................................        18
    Taxation of Distributions.................................        18
    Taxation of Sales and Exchanges...........................        18
    Backup Withholding........................................        19
    Buying Shares Prior to a Distribution.....................        19
  Management..................................................        20
    Investment Adviser........................................        20
    Portfolio Manager.........................................        20
    Fund Distributor..........................................        20
  Additional Information......................................        21
    Code of Ethics............................................        21
    Fund Custodian............................................        21
    Fund Sub-Transfer Agent...................................        21
    Fund Auditor..............................................        21
    Fund Legal Counsel........................................        21

   --------------------------------------------------------------------------
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          WEITZ BALANCED FUND SUMMARY

INVESTMENT OBJECTIVES

The primary investment objectives of the Weitz Balanced Fund (the "Fund") are regular current income, capital preservation and long-term capital appreciation.

SUMMARY: INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of U.S. equity and fixed income securities. Under normal market conditions, a substantial portion of the Fund's total assets, normally 50%-75%, will be invested in common stocks and a variety of securities convertible into common stock such as rights, warrants, convertible preferred stock and convertible stock. The Fund generally will invest at least 25% of its total assets in investment-grade fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stock and taxable municipal bonds. The Fund may also invest up to 20% of its total assets in fixed income securities which are non-investment grade or unrated.

EQUITY SECURITIES The Fund's investment strategy with respect to equity securities (which is called "value investing") is to invest primarily in the common stocks of sound, growing, well-managed businesses. In implementing this strategy the Fund's investment adviser, Wallace R. Weitz & Company ("Weitz & Co."), attempts to:

- Identify attractive businesses that Weitz & Co. understands and which have honest, competent management;

- Estimate the price that an informed, rational buyer would pay for 100% of that business; and then

- Buy securities of that business if they are available at a significant discount to this "business value" or "private market value."

FIXED INCOME SECURITIES The Fund's investment strategy with respect to fixed income securities is to select securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in a particular fixed income security, Weitz & Co. considers a number of factors such as the security's price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund and early redemption provisions. The Fund may invest up to 20% of its total assets in fixed income securities which are non-investment grade or unrated. The Fund will normally not invest in fixed income securities which are rated below B by Standard & Poor's Corporation ("S&P") or by Moody's Investor's Service ("Moody's") or which are in default.

SUMMARY: RELATED RISKS

You should be aware that an investment in the Fund involves certain risks, including the following:

- PRICE OF FUND SHARES WILL FLUCTUATE As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. YOU MAY LOSE MONEY IF YOU INVEST IN THE FUND.

- INVESTMENT IN UNDERVALUED SECURITIES Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. THEREFORE, INVESTORS SHOULD PURCHASE SHARES OF THE FUND ONLY IF THEY INTEND TO BE PATIENT LONG-TERM INVESTORS.

- INTEREST RATE RISK The market value of a bond is significantly affected by changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Generally, the longer the average maturity of the bonds in the Fund's investment portfolio, the more the Fund's share price will fluctuate in response to interest rate changes.

- CREDIT RISK When a bond is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal. Lower-rated and unrated bonds, while often having a higher yield than higher-rated bonds, involve an increased possibility that the issuer may not be able to make its payments of interest and principal. During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for the Fund to sell the security.

- CALL RISK The Fund invests in corporate bonds, which are generally subject to call risk. Corporate bonds and some securities issued by United States agencies may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates. If a bond held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund's income.

- RISKS RELATED TO MORTGAGE-BACKED SECURITIES Most mortgage-backed securities are pass-through securities, which means that the payments received by the Fund on such securities consist of both principal and interest as the mortgages in the underlying mortgage pool are paid off. The yield on such mortgage-backed securities is influenced by the prepayment experience of the underlying mortgage pool. In periods of declining interest rates, prepayments of the mortgages tend to increase. If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Fund to reinvest such prepayment, presumably at a lower interest rate.

- FUND IS NONDIVERSIFIED Because the Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.

- FAILURE TO MEET INVESTMENT OBJECTIVE There can be no assurance that the Fund will meet its investment objective.

--------------------------------------------------------------------------------
                                FUND PERFORMANCE

As of the date of this Prospectus, the Fund had not completed a full calendar year of investment operations. For this reason, performance information for the Fund is not provided in this Prospectus.

--------------------------------------------------------------------------------
                                 FUND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

    Maximum Sales Charge (Load) Imposed on Purchases                 None
    Maximum Deferred Sales Charge (Load)                             None
    Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends                                                      None
    Redemption Fee                                                   None
    Exchange Fee                                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

    Management Fees                                                  .80%
    Distribution Fees                                                None
    Other Expenses*                                                 1.00%
                                                                    -----
    Total Annual Fund Operating Expenses (before waivers)**         1.80%
    Fee Waivers and/or Expense Reimbursement**                       .55%
                                                                    -----
    Net Expenses**                                                  1.25%

 -------
       * "Other expenses" are based upon estimated amounts for the current fiscal year.
      ** Weitz & Co. has entered into an expense limitation agreement with the Fund in order to limit the "Total Annual Fund Operating Expenses" of the Fund to 1.25% of the Fund's average daily net assets through July 31, 2004.

EXAMPLE
This example is intended to help you compare the cost     1 year        $127
of investing in the Fund with the cost of investing in   3 years         513
other mutual funds. The example assumes that you
invest $10,000 in the Fund for the time periods
indicated and then redeem all shares at the end of
those periods. The example also assumes that your
investment has a 5% return each year and that the
Fund's operating expenses remain the same. Although
your actual costs may be higher or lower, based on
these assumptions, your costs would be:

--------------------------------------------------------------------------------
                       MORE ABOUT THE WEITZ BALANCED FUND

INVESTMENT OBJECTIVES

The Fund's primary investment objectives are regular current income, capital preservation and long-term capital appreciation.

INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of U.S. equity and fixed income securities. Under normal market conditions, a substantial portion of the Fund's total assets, normally 50%-75%, will be invested in common stocks and a variety of securities convertible into common stock such as rights, warrants, convertible preferred stock and convertible stock. The Fund generally will invest at least 25% of its total assets in investment-grade fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stock and taxable municipal bonds. The Fund may also invest up to 20% of its total assets in fixed income securities which are non-investment grade or unrated.

EQUITY SECURITIES The Fund's investment strategy with respect to equity securities (which is called "value investing") is to invest primarily in the common stocks of sound, growing, well-managed businesses. In implementing this strategy, Weitz & Co. attempts to:

- Identify attractive businesses that Weitz & Co. understands and which have honest, competent management;

- Estimate the price that an informed, rational buyer would pay for 100% of that business; and then

- Buy securities of that business if they are available at a significant discount to this "business value" or "private market value."

At the heart of the calculation of value is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future. The valuation may focus on asset values, earning power, the intangible value of a company's "franchise" in its market or a combination of these variables, depending on the nature of the business. Weitz & Co. then tries to buy shares of the company's stock at a significant discount to this "private market value." Weitz & Co. hopes that the stock price will rise as the value of the business grows and as the valuation discount narrows. However, even if the analysis of business value is correct, the stock price may fail to reflect this value.

FIXED INCOME SECURITIES The Fund's investment strategy with respect to fixed income securities is to select fixed income securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in a particular fixed income security, Weitz & Co. considers a number of factors such as the security's price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund and early redemption provisions.

The Fund may invest up to 20% of its assets in fixed income securities which are non-investment grade or unrated. The Fund will normally not invest in fixed income securities which are rated below B by S&P or by Moody's or which are in default.

Weitz & Co. does not try to "time" the market. However, if there is cash available for investment and no securities which meet the Fund's investment criteria or if Weitz & Co. determines that prevailing abnormal market or economic conditions warrant, the Fund may invest without limitation in cash and cash equivalents such as money market fund shares and repurchase agreements on U.S.

Government securities for temporary defensive purposes. In the event that the Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.

RELATED RISKS

You should be aware that an investment in the Fund involves certain risks, including the following:

- PRICE OF FUND SHARES WILL FLUCTUATE As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. YOU MAY LOSE MONEY IF YOU INVEST IN THE FUND.

- INVESTMENT IN UNDERVALUED SECURITIES Under-valued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. THEREFORE, INVESTORS SHOULD PURCHASE SHARES OF THE FUND ONLY IF THEY INTEND TO BE PATIENT LONG-TERM INVESTORS.

- INTEREST RATE RISK The market value of a bond is significantly affected by changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Generally, the longer the average maturity of the bonds in the Fund's investment portfolio, the more the Fund's share price will fluctuate in response to interest rate change.

- CREDIT RISK When a bond is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal. Lower-rated and unrated bonds, while often having a higher yield than higher-rated bonds, involve an increased possibility that the issuer may not be able to make its payments of interest and principal. During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for the Fund to sell the security.

- CALL RISK The Fund invests in corporate bonds, which are generally subject to call risk. Corporate bonds and some securities issued by United States agencies may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates. If a bond held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund's income.

- RISKS RELATED TO MORTGAGE-BACKED SECURITIES Most mortgage-backed securities are pass-through securities, which means that the payments received by the Fund on such securities consist of both principal and interest as the mortgages in the underlying mortgage pool are paid off. The yield on such mortgage-backed securities is influenced by the prepayment experience of the underlying mortgage pool. In periods of declining interest rates, prepayments of the mortgages tend to increase. If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Fund to reinvest such prepayment, presumably at a lower interest rate.

- FUND IS NONDIVERSIFIED Because the Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.

- FAILURE TO MEET INVESTMENT OBJECTIVE There can be no assurance that the Fund will meet its investment objectives.

In making investment decisions, Weitz & Co. distinguishes between security price volatility and the risk of permanent loss of capital. Some of the securities the Fund owns may be volatile. Since the Fund focuses on long-term total return (income plus capital gains), we are not as concerned with short-term volatility.

We ARE concerned with the risk of PERMANENT loss. We believe that by focusing on the value of the underlying business and being disciplined about buying securities only when they appear to be selling below the company's business value, the Fund may enjoy what Benjamin Graham (sometimes known as the father of "value" investing) called a "margin of safety." The margin of safety reduces, but does not eliminate, risk. However, we will make mistakes in measuring value, business values may deteriorate after we buy, and securities may sell below their business values indefinitely, so the Fund cannot avoid incurring losses. Also, since our investment approach leads us to invest in securities which are not currently popular, the Fund is subject to extended periods during which its securities under-perform others or display volatile price movements.

Investors in the Fund should be aware that the Fund's balance between stocks and fixed income securities could limit the Fund's potential for capital appreciation relative to a fund that invests primarily in stocks.

--------------------------------------------------------------------------------
                               PURCHASING SHARES

OPENING A REGULAR NEW ACCOUNT

You can open a new account by:

- Completing and signing a Weitz Funds purchase application;

- Enclosing a check made payable to Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

- Mailing the application and the check to:

        BY MAIL:
        Weitz Funds
        P.O. Box 219320
        Kansas City, Missouri 64121-9320

        BY CERTIFIED OR OVERNIGHT DELIVERY:
        Weitz Funds
        c/o National Financial Data Services
        330 W. 9th, 5th Floor
        Kansas City, Missouri 64105

- Providing other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.

PLEASE NOTE THAT THE MINIMUM INVESTMENT REQUIRED TO OPEN A REGULAR ACCOUNT OR A RETIREMENT ACCOUNT, INCLUDING AN IRA, IS $25,000. THERE IS CURRENTLY NO SUBSEQUENT MINIMUM INVESTMENT.

The Fund reserves the right, in its sole discretion, to reject any order or subsequent purchase, to waive initial and subsequent investment minimums for new accounts and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of the Fund and are not binding until so accepted.

National Financial Data Services ("NFDS") is the sub-transfer agent for the Fund. Any checks received in Omaha will be forwarded to NFDS in Kansas City and be processed when they are received by NFDS.

OPENING A RETIREMENT ACCOUNT

Certain individuals may be eligible to open a traditional IRA, a Roth IRA or a SEP IRA. In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of the Fund. You can request information about establishing an IRA by calling the Fund at 402-391-1980 or 800-304-9745. After reviewing the material, you may open an IRA account by:

- Completing the IRA application and the transfer form, if applicable;

- Mailing the forms to the address shown above.

IRA accounts may be charged an annual maintenance fee.

Shares of the Fund may also be purchased as an investment in other types of pension or profit sharing plans. Although the Fund will endeavor to provide assistance to shareholders who are participants in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with the ongoing requirements for such plans. Plan participants should seek the guidance of a professional adviser before investing retirement monies in shares of the Fund.

PURCHASING SHARES OF THE FUND

You pay no sales charge when you purchase shares of the Fund. The price you pay for Fund shares is the Fund's net asset value per share which is calculated once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business. If your purchase request in good order is received on any day prior to such time, your purchase will be the net asset value calculated on that day. If your purchase request in good order is received on any day after such time, your purchase price will be the net asset value calculated on the next business day. We cannot hold investments to be processed at a later date. The shares you purchase must be qualified for sale in your state of residence. You can purchase shares in the following manner:

    BY MAIL.  You can purchase additional shares in an existing account by:

- Sending a check made payable to Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

- Completing the information on the remittance stub which is the bottom portion of your most recent transaction statement;

- Mailing the check and remittance stub to:

        BY MAIL:
        Weitz Funds
        P.O. Box 219320
        Kansas City, Missouri 64121-9320

        BY CERTIFIED OR OVERNIGHT DELIVERY:
        Weitz Funds
        c/o National Financial Data Services
        330 W. 9th, 5th Floor
        Kansas City, Missouri 64105

If the remittance stub is not available, please indicate on your check or on a separate piece of paper the account name, your address and your account number. If you are purchasing shares for a new account, please see the procedures described above under the heading "Opening a Regular New Account."

If your check is returned because of insufficient funds or because you have stopped payment on the check, you will be responsible for any losses sustained by the Fund as a result of custodian or transfer agent fees or a decline in the net asset value when the shares are cancelled. If you are an existing shareholder, losses may be collected by redeeming the appropriate amount from your account.

    BY WIRE.  You can purchase shares with payment by bank wire by:

- Calling Client Services at 402-391-1980 or 800-304-9745 and furnishing your account name, address and account number together with the amount being wired and the name of the wiring bank;

- Instructing the bank to wire funds as follows:

        State Street Bank & Trust
        ABA# 101003621
        DDA# 8907561075
        Weitz Funds Purchase Account
        For credit to: Fund 400
        For the account of: Your Account Number and Name

If you are purchasing shares by wire for a new account, you must send a completed purchase application to the Fund at the address set forth above PRIOR to your purchase.

Wired funds are considered received on the day they are deposited in the Fund's account. If funds are deposited on any day prior to the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) you will receive the net asset value calculated on that day. If funds are deposited after such time, you will receive the net asset value calculated on the next business day.

THE FUND WILL NOT BE RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS IN THE BANK OR FEDERAL RESERVE WIRE SYSTEM. BANKS MAY IMPOSE A CHARGE FOR THE WIRE TRANSFER OF FUNDS.

    BY AUTOMATIC INVESTMENT. At the time you open an account you can choose to make automatic investments in Fund shares (minimum investment of $100) at regular intervals (on the 1st or 15th day of the month or, if such day is not a business day, on the next following business day) by:

- Completing the Automatic Investment Account Option on the purchase application; and

- Sending a voided check from your bank account.

Your request to establish automatic investment privileges must be received by the Fund at least 15 days prior to the initial automatic investment.

You can add or cancel the automatic investment service or change the amount by sending a request in writing to the Weitz Funds that must be received at least three business days before the effective date of the change.

If your automatic investment transaction is returned by the bank, the Fund may hold you responsible for any costs to the Fund resulting from (i) fees charged to the Fund or (ii) a decline in the net asset value when the shares issued are canceled.

PURCHASING THROUGH OTHERS

Shares of the Fund may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. If the broker-dealer or financial intermediary submits trades to the Fund, the Fund will use the time of day when such entity or its designee accepts the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance. The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.

Weitz & Co. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

CHANGING YOUR ADDRESS

You can change the address on your account by sending a written request to the Fund. Your written request must be signed by ALL registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses. To protect you and the Fund, redemptions from an account are not allowed unless the written request to change an address has been received by the Fund at least 15 days prior to the redemption request.

CONFIRMATIONS AND SHAREHOLDER REPORTS

Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from the Fund. At the end of each calendar quarter you will receive a statement which will include information on activity in your account.

You should review your confirmations and statements for accuracy and report any discrepancies to us promptly.

The Fund also provides quarterly shareholder reports which include a listing of the securities in the portfolio at the end of the quarter, together with a letter from the portfolio manager discussing, among other things, investment results for the quarter. The semi-annual report will also include unaudited financial statements. The annual report will include the Fund's audited financial statements for the previous fiscal year.

To reduce the volume of mail you receive, the Fund will send a single copy of most financial reports and prospectuses to a shareholder with multiple accounts (single, retirement, joint, etc.) if such accounts have the same tax identification number and the same address. You may request that additional copies be sent by notifying the Weitz Funds.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Fund must obtain the following information for each person who opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (post office boxes are still permitted for mailing); and

- Social Security Number, Taxpayer Identification Number or other identifying number.

Following receipt of your information, the Fund is required to verify your identity. You may be asked to provide certain other documentation (such as a driver's license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons.

EFFECTIVE OCTOBER 1, 2003 FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE IS RECEIVED AND THE FUND CAN VERIFY THE IDENTITY OF THE NEW ACCOUNT OWNER. THE FUND MAY BE REQUIRED TO NOT OPEN YOUR ACCOUNT, CLOSE YOUR ACCOUNT OR TAKE OTHER STEPS AS WE DEEM REASONABLE IF WE ARE UNABLE TO VERIFY YOUR IDENTITY.

TELEPHONE COMMUNICATIONS

Telephone conversations with the Fund may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

ACCOUNT ACCESS INFORMATION

You may obtain personal account information:

- On the Fund's website, www.weitzfunds.com;

- By calling Client Services at 402-391-1980 or 800-304-9745 between 8:00 a.m. and 4:30 p.m. (Central Time); or

- By calling the 24-hour automated customer service line at 800-773-6472.

--------------------------------------------------------------------------------
                                REDEEMING SHARES

REDEMPTION PROCEDURES

You can redeem shares of the Fund at any time in the following manner:

    BY WRITTEN REQUEST. You can redeem shares of the Fund by sending a redemption request in writing to the Weitz Funds. A written redemption request in good order should include the following:

- Your account name, account number and Fund name;

- The amount of the redemption being requested (specified in dollars or shares);

- The signature of ALL account owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be by an authorized person with an indication of the capacity in which such person is signing;

- A signature guarantee, if required; and

- Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts. (Corporate resolutions must be dated within six months of the redemption request.) You can call Client Services at 402-391-1980 or 800-304-9745 for information on which documents may be required.

Written redemption requests can be sent by mail or facsimile transmission to:

        BY MAIL:
        Weitz Funds
        P.O. Box 219320
        Kansas City, Missouri 64121-9320

        BY CERTIFIED OR OVERNIGHT DELIVERY:
        Weitz Funds
        c/o National Financial Data Services
        330 W. 9th, 5th Floor
        Kansas City, Missouri 64105

        FAX NUMBER: 402-391-2125

    BY TELEPHONE REQUEST. If you have an individual account directly with the Fund, you can redeem shares of the Fund over the telephone up to a maximum amount of $100,000. Telephone redemptions cannot be made from IRA accounts, retirement accounts, corporate accounts or certain other accounts. The ability to redeem shares by telephone is automatically established on any account for which telephone redemptions are available unless the account holder requests otherwise. A telephone redemption request can be made by calling 402-391-1980 or 1-800-304-9745. If an account has multiple owners, Weitz Funds may rely on the instructions of any one account owner. A telephone redemption request in good order should include the following:

- Your account name, account number and Fund name;

- The amount of the redemption being requested (specified in dollars or shares); and

- Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone redemption as proof of your trade. The Weitz Funds reserve the right to (i) refuse a telephone redemption if they believe it is advisable to do so; and (ii) revise or terminate the telephone redemption privilege at any time.

The Weitz Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, the Weitz Funds will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine.

Shares will be redeemed at the net asset value next determined after receipt of a redemption request in good order. If your redemption request in good order is received on any day prior to the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business, shares will be redeemed at the net asset value calculated on that day. If your redemption request in good order is received after such time, shares will be redeemed at the net asset value calculated on the next business day. There are no fees for redeeming shares. You must have a completed purchase application on file with the Fund before a redemption request will be accepted. In addition, the Fund must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared.

You can call Client Services at 402-391-1980 or 800-304-9745 if you have questions about the requirements for redemption requests.

REDEMPTION PAYMENTS

Payment for the shares redeemed will be made as soon as possible, but no later than seven days after the date of the Fund's receipt of your redemption request in good order. Payment will normally be made by check. Payment may also be made by wire transfer in accordance with wire instructions provided in writing to the Fund accompanied by a signature guarantee. The Fund reserves the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also impose a charge to receive the wire transfer.

To protect you and the Fund, redemptions from an account are not allowed unless the written request to change an address has been received by the Fund at least 15 days prior to the redemption request.

A redemption of shares is treated as a sale for tax purposes which will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the then current net asset value.

SIGNATURE GUARANTEES

The Fund reserves the right to require a signature guarantee on all redemptions. Signature guarantees are generally REQUIRED in the following circumstances:

- A redemption request which is payable to anyone other than the shareholder of record;

- A redemption request which is to be mailed to an address other than the address of record;

- A redemption request which is payable to a bank account other than the bank account of record; and

- Instructions to establish or change wire instructions.

A SIGNATURE-GUARANTEED REQUEST MAY NOT BE SENT BY FACSIMILE.

A SIGNATURE GUARANTEE MUST BE OBTAINED FROM AN INSTITUTION PARTICIPATING IN THE SECURITIES TRANSFER AGENT MEDALLION PROGRAM. SUCH INSTITUTIONS TYPICALLY INCLUDE COMMERCIAL BANKS THAT ARE FDIC MEMBERS, TRUST COMPANIES, AND MEMBER FIRMS OF A DOMESTIC STOCK EXCHANGE. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

OTHER REDEMPTION INFORMATION

Redemption payments normally will be made wholly in cash. The Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges upon the resale of the distributed securities.

The Fund may suspend redemptions or postpone payment at times when the New York Stock Exchange is closed for other than weekends or holidays, or under emergency circumstances as permitted by the U. S. Securities and Exchange Commission.

The Fund reserves the right to automatically redeem any account balance in cases where (i) the account balance falls below $500; or (ii) the shareholder has failed to provide the Fund a tax identification number. Shareholders will be notified in writing at least 15 days prior to the automatic redemption of their account. Such automatic redemptions will reduce unnecessary administrative expenses and, therefore, benefit the majority of shareholders.

--------------------------------------------------------------------------------
                               EXCHANGING SHARES

You can exchange shares of the Fund for shares of a portfolio of another fund in the Weitz Funds family of funds. EXCHANGES WILL ONLY BE MADE BETWEEN ACCOUNTS WITH IDENTICAL REGISTRATIONS. The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise. You can request the exchange of shares by telephone or in writing in the following manner:

- If you are exchanging for shares of another fund in the Weitz Funds family of funds and do not currently have an account in that fund, you can request a Prospectus for that fund by calling 402-391-1980 or 800-304-9745;

- Provide the name of the fund, the account name, account number and the dollar amount of shares to be exchanged; and

- Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone exchange as proof of your trade.

You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange involves the redemption of shares from the Fund and the purchase of shares of the other fund and any gain or loss on the redemption will be reportable on your tax return. The price for the shares being exchanged will be the net asset value of the shares next determined after your exchange request is received.

The Weitz Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, the Weitz Funds will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine. The Weitz Funds reserve the right to revise or terminate the telephone exchange privilege at any time.

YOU SHOULD PURCHASE SHARES OF THE FUND ONLY IF YOU INTEND TO BE A PATIENT LONG-TERM INVESTOR. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices. The Fund reserves the right at any time to suspend, limit, modify or terminate exchange privileges in order to prevent transactions considered to be harmful to existing shareholders.

--------------------------------------------------------------------------------
                               PRICING OF SHARES

The Fund's net asset value per share is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the Fund are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):

- New Year's Day

- Martin Luther King, Jr. Day

- Presidents' Day

- Good Friday

- Memorial Day

- Independence Day

- Labor Day

- Thanksgiving

- Christmas

The Fund's net asset value is generally based on the market value of the securities in the Fund. If market values are not available, the fair value of securities is determined using procedures approved by the Fund's Board of Trustees.

--------------------------------------------------------------------------------
                            DISTRIBUTIONS AND TAXES

SHAREHOLDER DISTRIBUTIONS

You will receive distributions from the Fund which are your share of the Fund's net income and gain on its investments. The Fund passes substantially all of its earnings along to its shareholders in the form of distributions. Distributions are generally paid in June and December of each year.

You will receive your distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change your instructions, you must notify the Fund in writing. Cash payment of distributions, if requested, will generally be mailed within five days of the date such distributions are paid. If you have elected to receive distributions in cash and your check is returned as undeliverable, you will not receive interest on amounts represented by the uncashed check.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution proceeds in your account at the then current net asset value.

TAXATION OF DISTRIBUTIONS

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although distributions paid to shareholders by the Fund are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Distributions are taxable regardless of how long you have owned shares of the Fund and whether your distributions are reinvested in shares of the Fund or paid to you in cash. Distributions that are derived from net long-term capital gains from the sale of securities the Fund owned for more than 12 months generally will be taxed as long-term capital gains. All other distributions, including short-term capital gains, generally will be taxed as ordinary income.

Early each calendar year the Fund will send you the information you will need to report on your tax return the amount and type of distributions you receive.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

TAXATION OF SALES AND EXCHANGES

If you sell shares of the Fund or exchange shares of the Fund for shares of another fund in the Weitz Funds family of funds, you will be taxed on the amount of any gain. The gain will generally be determined by subtracting your tax basis in the shares from the redemption proceeds or the value of shares received. Your tax basis will depend on the original purchase price you paid and the price at which any distributions may have been reinvested. You should keep your annual account statements so that you or your tax advisor will be able to properly determine the amount of any taxable gain.

BACKUP WITHHOLDING

Federal law requires the Fund to withhold a portion of distributions and/or proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to backup withholding or if the Fund has been notified by the IRS that you are subject to backup withholding. These certifications must be made on your application or on Form W-9, which may be requested by calling 402-391-1980 or 800-304-9745.

BUYING SHARES PRIOR TO A DISTRIBUTION

You should consider the tax implications of buying shares immediately prior to a distribution. If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that includes the value of the anticipated distribution and you will be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.

--------------------------------------------------------------------------------
                                   MANAGEMENT

INVESTMENT ADVISER

Wallace R. Weitz & Company is the Fund's investment adviser. Weitz & Co. is located at One Pacific Place, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124. Weitz & Co. provides investment advice to the Fund and is responsible for the overall management of the Fund's business affairs, subject to the supervision of the Fund's Board of Trustees. Weitz & Co. is a Nebraska corporation formed in March, 1983 and also serves as investment adviser to certain other entities, including, without limitation, Weitz Partners, Inc., four portfolios of Weitz Series Fund, Inc., three investment limited partnerships and certain individual accounts.

The Fund pays the investment adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund's average daily net assets.

The Fund pays all expenses directly attributable to it. Through July 31, 2004 Weitz & Co. has contractually agreed to reimburse the Fund or to pay directly a portion of the Fund's expenses if expenses, excluding taxes, interest and brokerage commissions, exceed 1.25% of the Fund's annual average daily net assets.

Weitz & Co. also provides administrative services to the Fund pursuant to an Administration Agreement which provides that the Fund will pay Weitz & Co. a monthly administrative fee based on the average daily net assets of the Fund.

Weitz & Co. has contracted with National Financial Data Services to serve as a sub-transfer agent for the Fund.

PORTFOLIO MANAGER

Wallace R. Weitz and Bradley P. Hinton are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Weitz, a Chartered Financial Analyst, has been co-manager of the Fund since its inception and is also portfolio manager for Weitz Value Fund, Weitz Hickory Fund and Weitz Partners Value Fund. Prior to founding the investment adviser in 1983, he served as an account executive and securities analyst with G.A. Saxton & Co., Inc. (1970-1973) and with Chiles Heider & Co. (1973-1983). Mr. Hinton, a Chartered Financial Analyst, has been co-manager of the Fund since its inception. He was previously a fixed income investment manager with Principal Financial Group and a debt manager with ConAgra Foods.

FUND DISTRIBUTOR

The Fund is distributed by Weitz Securities, Inc., a Nebraska corporation which is affiliated with Weitz & Co., the Fund's investment adviser. Shares of the Fund are sold without any sales commissions or other transaction fees. Weitz & Co. pays any sales or promotional costs incurred in connection with the sale of the Fund's shares.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION

CODE OF ETHICS

The Fund, Weitz & Co. and Weitz Securities, Inc. have each adopted a written Code of Ethics which, among other things:

- Requires all employees to obtain preclearance before executing any personal securities transactions;

- Requires all employees to report their personal securities transactions at the end of each quarter;

- Requires all employees to report their personal securities holdings annually;

- Restricts employees from executing personal trades in a security if there are any pending orders in that security by the Fund;

- Restricts portfolio managers from executing personal trades in a security for a period of seven days before and seven days after a transaction in that security by any fund managed by that portfolio manager; and

- Prohibits employees from profiting from the purchase and sale of the same security within a period of 60 days.

The Fund's Board of Trustees reviews the administration of the Code of Ethics annually and may impose penalties for violations of the Code. The Fund's Code of Ethics is on public file with and available from the Securities and Exchange Commission.

FUND CUSTODIAN

Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001, is the custodian for the Fund.

FUND SUB-TRANSFER AGENT

National Financial Data Services, 330 W. 9th Street, Kansas City, Missouri 64105 is the sub-transfer agent for the Fund.

FUND AUDITOR

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 is the independent auditor for the Fund.

FUND LEGAL COUNSEL

Dechert, 1775 Eye Street N.W., Washington, DC 20006-2401 is the Fund's legal counsel.

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                                      -22-

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                                      -23-

                                 THE WEITZ FUNDS

                               WEITZ BALANCED FUND

                                   ----------


                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 1, 2003


This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to the Prospectus of the Weitz Balanced Fund dated October 1, 2003. Copies of the Prospectus may be obtained from The Weitz Funds without charge by calling 1-800-232-4161 or by contacting the Trust at 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008.

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
Weitz Balanced Fund History                                                        3
Investment Objective, Policies and Restrictions-
         Classification                                                            3
         Investment Objective and Strategy                                         3
         Securities and Other Investment Practices                                 4
         Fundamental Investment Restrictions                                       8
Portfolio Turnover                                                                 9
Management of the Funds                                                            9
         Board of Trustees                                                         9
         Compensation Table                                                       11
         Ownership of Fund Shares By Trustees                                     11
         Other Information Concerning the Board of Trustees                       12
         Proxy Voting Policy                                                      12
Investment Advisory and Other Services                                            13
         Investment Adviser and Distributor                                       13
         Administrator                                                            14
         Sub-Transfer Agent                                                       14
         Custodian                                                                14
         Auditor                                                                  14
         Legal Counsel                                                            14
Portfolio Transactions and Brokerage Allocation                                   15
Organization and Capital Structure                                                16
         General                                                                  16
         Shareholder Meetings                                                     16
Purchasing Shares                                                                 16
         Important Information and Procedures for Opening an Account              17
Pricing of Shares                                                                 17
Redemption of Shares                                                              18
Taxation                                                                          19
         Tax Status of the Fund                                                   19
         Distributions in General                                                 20
         Dispositions                                                             21
         Backup Withholding                                                       21
         Other Taxation                                                           21
         Fund Investments                                                         21
Calculation of Performance Data                                                   23
         Historical Performance                                                   25
Financial Statements                                                              25
Appendix A-
   Ratings of Corporate Obligations and Commercial Paper                          26
Appendix B-
   Interest Rate Futures Contracts, Bond Index Futures and Related Options        29

                                  FUND HISTORY

The Weitz Funds (the "Trust") is a Delaware statutory trust established on August 4, 2003 whose shares are offered in series with each series representing a separate fund of investments with its own investment objectives, policies and restrictions. As of the date of this registration statement the Weitz Balanced Fund (the "Fund") is the Trust's only series.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

CLASSIFICATION

The Fund is a nondiversified, open-end investment management company as defined in the Investment Company Act of 1940. Because the Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.

INVESTMENT OBJECTIVES AND STRATEGY

The primary investment objectives of the Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests primarily in a diversified portfolio of U.S. equity and fixed income securities. Under normal market conditions, the Fund will invest at least 25% of its total assets in investment-grade fixed income securities. The fixed income securities in which the Fund may invest include, without limitation: (1) U.S. Government Securities (bills, notes, bonds and other debt securities issued by the U.S. Treasury); (2) U.S. Government Agency Securities; (3) corporate debt securities;
(4) mortgage-backed securities; (5) taxable municipal bonds; (6) preferred stock; (7) bank obligations (certificates of deposit and bankers' acceptances);
(8) commercial paper; (9) repurchase agreements on U.S. Government and U.S. Government agency securities; and (10) securities of registered investment companies which invest in fixed income securities. The Fund may also invest up to 20% of its total assets in fixed income securities which are non-investment grade or unrated. Under normal market conditions, a substantial portion, normally 50-75% of the Fund's total assets, will be invested in common stocks and a variety of securities convertible into common stock such as rights, warrants, convertible preferred stock and convertible stock.

EQUITY SECURITIES The Fund's investment strategy with respect to equity securities (which is called "value investing") is to (1) identify attractive businesses that Wallace R. Weitz & Company ("Weitz & Co."), the Fund's investment adviser, can understand and which have honest, competent management,
(2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this "business value" or "private market value." The valuation process may focus on asset values, earning power, the intangible value of a company's "franchise," or a combination of these variables, depending on the type of business and other factors. Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a "margin of safety." The margin of safety does not eliminate risk, but it is intended to reduce the likelihood of permanent loss of capital.

FIXED INCOME SECURITIES The Fund's investment strategy with respect to fixed income securities is to select securities whose yield is sufficiently attractive taking into consideration the risk of ownership. In deciding whether the Fund should invest in a particular fixed income security,

Weitz & Co. considers a number of factors such as the security's price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions. The Fund may invest up to 20% of its total assets in fixed income securities rated below BBB by Standard & Poor's Corporation or Baa by Moody's Investor's Service or in unrated securities. Fixed income securities rated below BBB or Baa are generally known as "junk bonds." The Fund will normally not invest in fixed income securities which are rated below B or which are in default. A complete description of the Standard & Poor's and Moody's ratings of debt securities is attached as Appendix A.

When Weitz & Co. believes that abnormal market conditions or economic conditions warrant a temporary defensive investment position, a greater portion or all of the Fund's portfolio may be retained in cash or cash equivalents, such as money market fund shares and repurchase agreements on U.S. Government securities.

SECURITIES AND OTHER INVESTMENT PRACTICES

The Fund has adopted certain fundamental investment restrictions and other nonfundamental investment policies which are discussed below. Fundamental investment restrictions cannot be changed without a shareholder vote. Nonfundamental investment policies can be changed by a vote of the Trustees of the Trust.

INDUSTRY CONCENTRATION Although the Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Fund reserves the right to invest up to 25% of the value of its total assets in the securities of companies principally engaged in a particular industry.

CONVERTIBLE SECURITIES In addition to common stocks, the Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.

WARRANTS AND RIGHTS Warrants and rights are options to purchase common stock at a specified price for a specified period of time. Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock. If not sold or exercised before their expiration date they become valueless.

INVESTMENT COMPANY SHARES The Fund may purchase securities of other investment companies subject to the restrictions of the 1940 Act. The Fund does not intend to purchase any such securities involving the payment of a front-end sales load, but may purchase shares of investment companies specializing in securities in which the Fund has a particular interest or shares of closed-end investment companies which frequently trade at a discount from their net asset value. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. Investing in the securities of other investment companies indirectly results in an investor in the Fund paying not only the advisory and related fees to the Fund, but also advisory fees of the other investment company.

FOREIGN SECURITIES The Fund may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio. While the Fund has no present intention of investing any significant portion of its assets in foreign securities, the Fund reserves the right to invest not more than 25% of the value of its total assets in the securities of foreign issuers and obligors.

Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the United States securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

RESTRICTED/ILLIQUID SECURITIES The Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements. The Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Fund's net assets. Restricted and illiquid securities will be valued in such manner as the Fund's Board of Trustees in good faith deem appropriate to reflect their fair value. The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

COVERED CALL OPTIONS The Fund may write covered call options to generate premium income which Weitz & Co. considers to be an acceptable investment result. Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. Writing covered call options may increase the income of the Fund since it receives a premium for writing the option. If the Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option. As a result, the Fund will forego any opportunity for appreciation in such securities during the term of the option. The Fund may attempt to protect themselves against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position, that is, purchasing an identical call in the open market. There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result. The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

BANK OBLIGATIONS The Fund may purchase bank obligations, including negotiable certificates of deposit and bankers' acceptances, which evidence the banking institution's obligation to repay funds deposited with it for a specified period of time at a stated interest rate. The Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank's most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

REPURCHASE AGREEMENTS The Fund may invest in repurchase agreements on U.S. Government Securities. Repurchase agreements involve the purchase of U.S. Government Securities and a simultaneous agreement with the seller to "repurchase" the securities at a specified price and time, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price and, in the event of a default by the seller, the Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government Securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. The Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

COMMERCIAL PAPER The Fund may purchase commercial paper which consists of short-term unsecured promissory notes. The Fund will purchase only commercial paper either (a) rated Prime 1 by Moody's or A-1 by Standard & Poor's or (b) if not rated, issued by or guaranteed by companies which have an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's. See Appendix A for a description of ratings.

WHEN ISSUED OR FORWARD COMMITMENT TRANSACTIONS The Fund may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. To the extent the Fund enters into such forward commitments, it will maintain a segregated account with the custodian with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

LOWER-RATED DEBT SECURITIES The Fund may invest in debt securities rated within the lower grades of Standard & Poor's or Moody's credit ratings. Debt securities in the lower rating categories (rated below Baa by Moody's or below BBB by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are much more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be more market price volatility for these securities and limited liquidity in the resale market. Prices of lower-rated debt securities also may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities.

SHORT SALES, PUT AND CALL OPTIONS The Fund may engage in short sales and buy and sell put and call options. Short sales involve the sale of a security that the Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. To the extent that the Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the Fund would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. The Fund may also engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that the Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares held long.

Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Fund could lose the entire cost of those puts and calls which expire worthless.

U.S. GOVERNMENT SECURITIES The Fund may purchase securities issued or guaranteed by the U.S. Government which may include U.S. Treasury bills, notes and bonds which are direct obligations of the U.S. Government and obligations of its agencies and instrumentalities. Obligations issued or guaranteed by the U.S. Government agencies and instrumentalities include, for example, obligations of Federal Intermediate Credit Banks, Federal Home Loan Banks, the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Government National Mortgage Association (GNMA) and the Farmers Home Administration. Certain U.S. Government agency securities, such as those issued by GNMA, FNMA and FHLMC, are mortgage-related securities which represent an undivided ownership interest in a pool of mortgage loans. Ginnie Maes, securities issued by GNMA, are interests in pools of mortgage loans insured by the Federal Housing Administration. Ginnie Maes are backed by the full faith and credit of the United States Government. Fannie Maes and Freddie Macs are securities issued by FNMA and FHLMC, respectively. FNMA and FHLMC, which guarantee payment of principal and interest on Fannie Maes and Freddie Macs, are federally chartered corporations and act as governmental instrumentalities under authority granted by Congress. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the United States Government; however, their close relationship with the U.S. Government makes them high-quality securities with minimal credit risk.

Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pool are paid off. The actual yield of such securities is influenced by the prepayment experience of the mortgage pool underlying the securities. In periods of declining interest rates, prepayment for the underlying mortgages tends to increase. If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Fund to reinvest such prepayment, presumably at a lower interest rate. Although, depending on the length of the mortgages in the pool, mortgage-related securities may have a stated maturity of up to forty years, prepayments on the underlying mortgages will make the effective maturity of the securities shorter. A security based on a pool of forty-year mortgages may have an average life as short as two years. The maturity of mortgage-related securities will be deemed to be the expected effective maturity of the securities.

INTEREST RATE FUTURES, BOND INDEX FUTURES AND RELATED OPTIONS THEREON The Fund may utilize interest rate futures and index futures and related options. The Fund will not utilize any hedging strategies using interest rate futures and bond index futures or options thereon which will cause the then aggregate value of all such investments to exceed 10% of the value of the Fund's total assets at the time of the investment after giving effect thereto. See Appendix B hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.

LOANS OF PORTFOLIO SECURITIES The Fund is permitted to engage in securities lending to the extent permitted by SEC policy. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. The SEC currently permits loans of a mutual fund's securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a marked to market basis. The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Fund's outstanding shares. "Majority" means the lesser of (a) 67% or more of the Fund's outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Fund's outstanding shares.

The Fund may not:

     1. Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

     2. Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     3. Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     4. Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     5. Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     6. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     7. Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

     8. As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States government or its agencies, bank money instruments or bank repurchase agreements.

                               PORTFOLIO TURNOVER

The portfolio turnover rate for the Fund is the ratio of the lesser of annual purchases or sales of securities for the Fund to the average monthly value of such securities, excluding all securities for which the maturity or expiration date at the time of the acquisition is one year or less. A 100% portfolio turnover ratio would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year. The Fund is not expected to have a portfolio turnover rate in excess of 100%. The turnover rate will not be a limiting factor when Weitz & Co. deems portfolio changes appropriate. The higher a portfolio's turnover rate, the higher its expenditures for brokerage commissions and related transaction costs will be.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Board of Trustees of the Trust is responsible for managing the business and affairs of the Trust, including overseeing the Trust's officers, who actively supervise the day to day operations of the Trust. Each Trustee serves until a successor is elected and qualified or until resignation. Each officer is elected annually by the Trustees.

There are currently six Trustees, four of whom are not considered to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 (the "Independent Trustees"). The Trustees exercise all of the rights and responsibilities required by the terms of its Declaration of Trust. The address of all officers and Trustees is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

     The following table sets forth certain information with respect to the officers and Trustees of the Trust. As used in this SAI, the term "Fund Complex" includes the other investment companies advised by Weitz & Co., Weitz Series Fund, Inc. and Weitz Partners, Inc.

                              INTERESTED TRUSTEES*

WALLACE R. WEITZ (Age: 53)
POSITION(S) HELD WITH FUND: President; Treasurer; Co-Portfolio
   Manager; Trustee
LENGTH OF SERVICE (BEGINNING DATE): The Weitz Funds, October, 2003; PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Wallace R.
     Weitz & Company, Weitz Series Fund, Inc., Weitz Partners, Inc., and The Weitz Funds
NUMBER OF PORTFOLIOS OVERSEEN IN FUND COMPLEX: 6
OTHER DIRECTORSHIPS: N/A

THOMAS R. PANSING, Jr. (Age: 58)
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF SERVICE (BEGINNING DATE): The Weitz Funds,
October, 2003;
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner,
    Gaines Pansing & Hogan, a law firm
NUMBER OF PORTFOLIOS OVERSEEN IN FUND COMPLEX: 6
OTHER DIRECTORSHIPS: N/A

----------
* Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to The Weitz Funds, and as such is considered an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940 (an "Interested Trustee"). Mr. Pansing performs certain legal services for the investment adviser and The Weitz Funds and, therefore, is also classified as an "Interested Trustee."

                              INDEPENDENT TRUSTEES

LORRAINE CHANG (Age: 52)
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF SERVICE (BEGINNING DATE): The Weitz Funds, October, 2003 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, The Public
Strategies Group, a consulting firm 1999-Present; Independent
Consultant 1995-1999
NUMBER OF PORTFOLIOS OVERSEEN IN FUND COMPLEX: 6
Other Directorships: N/A

RICHARD D. HOLLAND (Age: 81)
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF SERVICE (BEGINNING DATE): The Weitz Funds, October, 2003 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS OVERSEEN IN FUND COMPLEX: 6
OTHER DIRECTORSHIPS: N/A

JOHN W. HANCOCK (Age: 55)
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF SERVICE (BEGINNING DATE): The Weitz Funds,
October, 2003
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner,
Hancock & Dana, a certified public accounting firm
NUMBER OF PORTFOLIOS OVERSEEN IN FUND COMPLEX: 6
Other Directorships: N/A

DELMER L. TOEBBEN (Age: 72)
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF SERVICE (BEGINNING DATE): The Weitz Funds,
October, 2003
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, 1999
    Present; President, Curzon Advertising & Display, Inc.
    1977-1999
NUMBER OF PORTFOLIOS OVERSEEN IN FUND COMPLEX: 6
OTHER DIRECTORSHIPS: N/A

                                    OFFICERS

MARY K. BEERLING (Age: 62)
POSITION(S) HELD WITH FUND: Vice-President and Secretary
LENGTH OF SERVICE (BEGINNING DATE): October 2003
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
     Wallace  R. Weitz & Company, Weitz Series Fund, Inc., Weitz
     Partners, Inc., The Weitz Funds

LINDA L. LAWSON (Age: 49)
POSITION(S) HELD WITH FUND: Vice-President
LENGTH OF SERVICE (BEGINNING DATE): October 2003
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
   Wallace R. Weitz & Company, Weitz Series Fund, Inc.,
   Weitz Partners, Inc., The Weitz Funds

COMPENSATION TABLE

Since the Fund had not commenced operations as of the date of this SAI, the Trustees have not yet received compensation for their services. The table below includes information about total compensation paid to the Trustees for service as Directors of Weitz Series Fund, Inc. and Weitz Partners, Inc. during the fiscal year ended March 31, 2003. Compensation of the officers of the Trust is paid by Weitz & Co.

                                                                           TOTAL COMPENSATION
                                                                           FROM WEITZ SERIES
                                                                          FUND, INC. AND WEITZ
                                      AGGREGATE COMPENSATION FROM        PARTNERS, INC. PAID TO
       NAME OF TRUSTEE                        THE FUND*                          TRUSTEES
-----------------------------------------------------------------------------------------------
Lorraine Chang                                   $ 0                            $ 24,500
John W. Hancock                                  $ 0                              24,500
Richard D. Holland                               $ 0                              24,500
Thomas R. Pansing, Jr.                           $ 0                              23,000
Delmer L. Toebben                                $ 0                              24,500
Wallace R. Weitz**                               N/A                                N/A

*    The Fund had not commenced operations as of March 31, 2003.
** As a trustee who is also an officer of the investment adviser, Mr. Weitz receives no compensation for his services as a trustee.

OWNERSHIP OF FUND SHARES BY TRUSTEES

As of December 31, 2002, the Trustees of the Fund owned the following dollar amounts of shares in the Fund and Fund Complex:*

                               INTERESTED TRUSTEES

                                                                          AGGREGATE DOLLAR RANGE
                                                                           OF EQUITY SECURITIES
                                      DOLLAR RANGE OF SECURITIES            IN ALL WEITZ FUNDS
NAME OF TRUSTEE                         IN WEITZ BALANCED FUND*             OVERSEEN BY TRUSTEE
--------------------------------------------------------------------------------------------------
Wallace R. Weitz                                  None                        Over $100,000
Thomas R. Pansing                                 None                        Over $100,000

                              INDEPENDENT TRUSTEES

                                                                            AGGREGATE DOLLAR RANGE
                                                                             OF EQUITY SECURITIES
                                      DOLLAR RANGE OF SECURITIES              IN ALL WEITZ FUNDS
NAME OF TRUSTEE                         IN WEITZ BALANCED FUND*              OVERSEEN BY TRUSTEE
--------------------------------------------------------------------------------------------------
Lorraine Chang                                    None                          Over $100,000
John W. Hancock                                   None                          Over $100,000
Richard D. Holland                                None                          Over $100,000
Delmer L. Toebben                                 None                          Over $100,000

*    The Fund had not yet commenced operations as of December 31, 2002.

OTHER INFORMATION CONCERNING THE BOARD OF TRUSTEES

BOARD COMMITTEES The Board has established an Audit Committee and a Corporate Governance Committee, both of which are composed of all of the Independent Trustees of the Trust. The Audit Committee reviews the audit plan and results of audits and generally monitors the performance of the Trust's independent certified public accountants. The Audit Committee also serves as a Valuation Committee, overseeing the Trust's procedures on valuation of portfolio securities.

The Corporate Governance Committee performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees, making nominations for Independent Trustee membership on the Board of Trustees and evaluating candidates' qualifications for Board membership and their independence from Weitz & Co. The Committee will consider nominees recommended by shareholders of the Funds. Any such recommendations must be submitted in writing to Weitz Funds, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124, Attention: Mary Beerling, Secretary.

PROXY VOTING POLICY

The Trust has delegated proxy voting decisions on securities held in the Fund's portfolio to its investment adviser, Weitz & Co. Weitz & Co has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") that provide that proxies on portfolio securities will be voted for the exclusive benefit, and in the best economic interest of the Fund's shareholders, as determined by Weitz & Co. in good faith, subject to any restrictions or directions of the Fund. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as well as the investment adviser's fiduciary duties under the federal and state law to act in the best interest of its clients. The Board of Trustees of the Trust has approved the Proxy Voting Policies.

On certain routine proposals (such as those which do not change the structures, bylaws or operations of a company), Weitz & Co. will generally vote in the manner recommended by management. Non-routine proposals (such as those affecting corporate governance, compensation and other corporate events) and shareholder proposals will generally be reviewed on a case-by-case basis. An investment analyst/portfolio manager will review each such proposal and decide how the proxy will be voted. With respect to all non-routine proposals and shareholder proposals, if a decision is made to consider voting in a manner other than that recommended by management, the analyst/portfolio manager will make a recommendation to a committee comprised of all investment analysts and portfolio managers (the "Proxy Voting Committee") as to how to vote the proxy and the Proxy Voting Committee will make the final determination as to how to vote the proxy in the best economic interests of the client.

In certain circumstances where, for example, restrictions on ownership of a particular security beyond the control of Weitz & Co. make it impossible for Weitz & Co. to acquire as large a position in that security as it determines is in the best interests of its clients, Weitz & Co. may, from time to time, enter into a voting agreement with an issuer of securities held in the account of a client which provides that the issuer will vote certain of the issuer's proxies. Weitz & Co. will enter into such voting agreements only when it determines that it is in the best interests of the client to do so. Any such voting agreement will provide that any shares subject to the agreement be voted by the issuer in a manner that mirrors the votes cast on such matter by all other shareholders.

If Weitz & Co. determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand, and its own interests, the interests of the Fund's distributor, or the interests of an affiliated person of the Fund, Weitz & Co., or the Fund's distributor on the other hand, Weitz & Co. will either (i) disclose such conflict of interest to the Corporate Governance Committee of the Trust's Board of Trustees and obtain the consent of the committee before voting the proxy;
(ii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service; or (iii) delegate the responsibility for voting the particular proxy to the Corporate Governance Committee of the Trust's Board of Trustees.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND DISTRIBUTOR

Wallace R. Weitz & Company, a Nebraska corporation whose stock is owned primarily by Wallace R. Weitz, ("Weitz & Co.") is the investment adviser for the Fund pursuant to a Management Investment Advisory Agreement with the Trust, on behalf of the Fund, dated October 1, 2003. Weitz Securities, Inc., a Nebraska corporation wholly owned by Wallace R. Weitz, distributes the shares of the Fund on a continuous basis without compensation from the Fund.

The Fund pays the investment adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund's average daily net assets.

Weitz & Co. is responsible for selecting the Fund's securities. In addition, the investment adviser also provides certain management and other personnel to the Fund. Weitz & Co. pays any sales or promotional costs incurred in connection with the sale of the Fund's shares.

The Fund pays all expenses of operations not specifically assumed by Weitz & Co. Such costs include, without limitation: custodial, administrative and transfer agent fees; fees of legal counsel and independent public accountants; compensation of directors (other than those that are also officers of the investment adviser); expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokerage commissions; taxes; interest; payment of premiums for certain insurance carried by the Fund; and expenses of complying with federal, state and other laws.

The investment advisory agreement provides that neither Weitz & Co. nor any of its officers or directors, agents or employees will have any liability to the Fund or its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance of its duties as investment adviser under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Weitz & Co. in the performance of its duties or from reckless disregard by the Weitz & Co. of its obligations under the agreement. The federal and state securities laws and other laws may impose liability under certain circumstances on persons who act in good faith. Nothing in the investment advisory agreement waives or limits any rights under such laws. Weitz & Co. has contractually retained all rights to the use of the name "Weitz" by the Fund and the Trust. If the Fund was to contract with another investment adviser, the Fund could be required to change its name.

During the period of time ending July 31, 2004, Weitz & Co. has agreed to reimburse the Fund or to pay directly a portion of the Fund's expenses if expenses, excluding interest, taxes and brokerage commissions, exceed 1.25% of the Fund's annual average net assets.

ADMINISTRATOR

Weitz & Co. is also the administrator for the Fund in accordance with an Administration Agreement with the Company. Under the agreement the Fund pays the administrator, on a monthly basis, an annual fee, based upon the following break-point schedule:

                      AVERAGE DAILY NET ASSET BREAK POINTS

                          LESS THAN OR
     GREATER THAN            EQUAL TO         RATE       MINIMUM
    ---------------------------------------------------------------
    $            0       $   25,000,000       0.200%     $ 25,000
        25,000,000          100,000,000       0.175%
       100,000,000                            0.100%

Services provided under the Administration Agreement include, without limitation, customary services related to fund accounting, recordkeeping, compliance, registration, transfer agent and dividend disbursing.

SUB-TRANSFER AGENT

Weitz & Co. has contracted with National Financial Data Services, Inc.,
330 W. 9th Street, Kansas City, Missouri 64105 to serve as a sub-transfer agent for the Fund.

CUSTODIAN

The Fund's custodian is Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001. The custodian has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties as directed by officers of the Trust.

AUDITOR

The Fund's independent auditor is PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. The independent auditor provides audit and tax services to the Fund.

LEGAL COUNSEL

The Fund's legal counsel is Dechert LLP, 1775 Eye Street N.W., Washington DC 20006-2401.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Weitz & Co. is responsible for recommendations on buying and selling securities for the Fund and for determinations as to which broker is to be used in each specific transaction. The investment adviser attempts to obtain from brokers the most favorable price and execution available. In over-the-counter transactions, orders are generally placed with a principal market maker unless Weitz & Co. determines that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and determining the most favorable price and execution all factors relevant to the best interest of the Fund are considered, including, for example, price, the size of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Subject to these considerations, Weitz & Co. may place orders for the purchase or sale of the Fund's securities with brokers or dealers who have provided research, statistical or other financial information.

Because of such factors, most of which are subject to the best judgment of Weitz & Co., Weitz & Co. may pay a broker providing brokerage and research services to the Fund a commission or commission equivalent for a securities transaction that is higher than the commission or commission equivalent another broker would have charged, provided that Weitz & Co. has determined in good faith that the amount of such commission or commission equivalent is reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the broker's ability to execute difficult transactions in the future. Research services furnished by brokers through whom Weitz & Co. effects securities transactions are used by Weitz & Co. in servicing all of its accounts and are not used exclusively with respect to transactions for the Fund.

Brokerage and research services may include, among other things, information on the economy, industries, individual companies, statistical information, accounting and tax law interpretations, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis and performance analysis. Such research services are received primarily in the form of written reports, telephone contacts and occasional meetings with securities analysts. Such research services may also be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokesmen. In some cases, research services are generated by third parties, but are provided to Weitz & Co. by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs of non-research services.

In the case where Weitz & Co. may receive both brokerage and research and other benefits from the services provided by brokers, Weitz & Co. makes a good faith allocation between the brokerage and research services and other benefits and pays for such other benefits in cash.

Weitz & Co. may aggregate orders for the purchase or sale of the same security for the Fund, other mutual funds managed by Weitz & Co. and other advisory clients. Weitz & Co. will only aggregate trades in this manner if all transaction costs are shared equally by the participants on a pro-rata basis. Such aggregate trading allows Weitz & Co. to execute trades in a more timely and equitable manner and to reduce overall commission charges to clients. Weitz & Co. may include its own proprietary accounts in such aggregate trades. Weitz & Co. will only execute such a trade subject to its duty of obtaining the best execution of the trade from the broker selected.

                       ORGANIZATION AND CAPITAL STRUCTURE

GENERAL

The Trust is a Delaware statutory trust organized on August 4, 2003 and is registered under the Investment Company Act of 1940 as an open-end management investment company, commonly known as a mutual fund. The Trust currently has one investment series, the Fund. The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

The Trust is authorized to issue an indefinite number of shares of beneficial interest. All shares, when issued, are fully paid, non-assessable, redeemable and fully transferable. All shares, which have no preemptive or conversion rights, have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share.

On certain issues, such as the election of trustees, all shares of the Trust vote together. The shareholders of a particular Fund, however, would vote separately on issues affecting only that particular Fund, such as the approval of a change in a fundamental investment restriction for that Fund.

SHAREHOLDER MEETINGS

Although the Fund may hold periodic shareholder information meetings, annual meetings of shareholders will not be held unless required by the Investment Company Act of 1940 or at the direction of the Board of Trustees of the Trust. Among other things, the Investment Company Act of 1940 requires a shareholder vote for amendments to the Fund's fundamental investment policies and investment advisory agreement.

                                PURCHASING SHARES

See "Purchasing Shares" in the Prospectus for basic information on how to purchase shares of the Funds.

To purchase shares, you should complete a Purchase Application and transfer funds for the purchase either by sending a check or a wire transfer to the Fund. The Fund does not accept cash, money orders, travelers checks, third-party checks, credit card convenience checks, instant loan checks, post-dated checks or checks drawn on banks outside the U.S. or other checks deemed to be high risk checks. The price paid for the shares purchased will be the next determined net asset value after the Fund receives the application and payment for the shares. All purchase orders are subject to acceptance by authorized officers of the Fund and are not binding until so accepted. The net asset value of the Fund's shares is determined once each day generally at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central time) on days on which the New York Stock Exchange is open for business. If the completed order is received in good order before such time, the order will be effective on that day. If the completed order is received in good order after such time the order will be effective on the following business day.

Shares of the Fund may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz &

Co. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. If the broker-dealer or financial intermediary submits trades to the Fund, the Fund will use the time of day when such entity or its designee accepts the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance. The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.

Weitz & Co. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Funds and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Fund must obtain the following information for each person who opens an account:

-    Name;

-    Date of birth (for individuals);

- Physical residential address (post office boxes are still permitted for mailing); and

- Social Security Number, Taxpayer Identification Number or other identifying number.

Following receipt of your information, the Fund is required to verify your identity. You may be asked to provide certain other documentation (such as a driver's license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons.

Effective October 1, 2003 Federal law prohibits the Fund and other financial institutions from opening accounts unless the minimum identifying information listed above is received and the Fund can verify the identity of the new account owner. The Fund may be required to not open your account, close your account or take other steps as we deem reasonable if we are unable to verify your identity.

                                PRICING OF SHARES

The net asset value per share of the Fund is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central Time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the Fund are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share is determined by calculating the market value of all the Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. In calculating the net asset value of the Fund's shares:

     1. Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange will be valued using the Nasdaq Official Closing Price ("NOCP"). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price;

     2. Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices;

     3. The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors;

     4. The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices; and

     5. The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Fund's Board of Trustees.

                              REDEMPTION OF SHARES

Redemption of the Fund's shares may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings,
(b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that the applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) or (c) exist.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Company to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund. If Weitz & Co. determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the Fund's net asset value per share (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

                                    TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all the aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND

The Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that the Fund will not have to pay federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. The Code also requires a regulated investment company to diversify its holdings. This means that with respect to 50% of a fund's assets on the last day of each fiscal quarter, no more than 5% of a fund's total assets can be invested in the securities of any one issuer and the fund cannot own more than 10% of the outstanding voting securities of any one issuer. Additionally, a fund may not invest more than 25% of its total assets in the securities of any one issuer. This diversification test is in contrast to the diversification test under the Investment Company Act of 1940 which, with respect to 75% of a fund's assets, restricts a fund from investing more than 5% of its total assets in the securities of any one issuer or owning more than 10% of the voting securities of such issuer. The Fund is non-diversified under the Investment Company Act of 1940, but is diversified under the Code. The Internal Revenue Service has not made its position clear regarding the treatment of options for purposes of the diversification test, and the extent to which the Fund could buy or sell futures contracts and options may be limited by this requirement.

The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

DISTRIBUTIONS IN GENERAL

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from a U.S. corporation, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applied to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a statement as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions resulting from income from the Fund's investments in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Fund invests do not pay significant dividends on their stock, the Fund may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment companies are not treated as "qualified foreign corporations." Foreign tax credits associated with dividends from "qualified foreign corporations" will be limited to reflect the reduced U.S. tax on those dividends.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and the rate of tax will depend upon the shareholder's holding period for the shares. If the shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 15%. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will need to be adjusted by the shareholder to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

BACKUP WITHHOLDING

The Fund generally will be required to withhold federal income tax at the applicable rate ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions and/or redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

FUND INVESTMENTS

MARKET DISCOUNT. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or
(ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income or account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to what would have occurred if the Fund had not engaged in such transactions.

CONSTRUCTIVE SALES. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment generally does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

ALTERNATIVE MINIMUM TAX. While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

                         CALCULATION OF PERFORMANCE DATA

The Fund may include its total return in advertisements or reports to shareholders or prospective investors. Total return is the percentage change in the net asset value of a Fund share over a given period of time, with dividends and distributions treated as reinvested. Performance of the

Fund may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Cumulative total return is the actual total return of an investment in the respective Fund over a specific period of time and does not reflect how much the value of the investment may have fluctuated during the period of time indicated. Average annual total return is the annual compound total return of the Fund over a specific period of time that would have produced the cumulative total return over the same period if the Fund's performance had remained constant throughout the period.

From time to time the Fund may quote yield in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses. The yield calculation assumes that net investment income earned over 30 days is compounded semiannually and then annualized. Methods used to calculate advertised yields are standardized for all bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to a shareholder's account. The Fund's net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund. Consequently, any given quotation should not be considered as representative of what the Fund's yield may be for any specified period in the future.

The Fund's average annual return is computed in accordance with a standardized method prescribed by the SEC. The average annual return for a specific period is found by first taking a hypothetical investment of $1,000 in the Fund's shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is raised to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. The calculation assumes that all income and capital gains distributions paid by the Fund have been reinvested at net asset value on the reinvestment dates.

Quotations of the Fund's average annual total returns after taxes on distributions and after taxes on distributions and redemption are also computed in accordance with standardized methods prescribed by SEC rules. The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The Fund computes its average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The Fund may compare its performance to that of certain widely managed stock and bond indices including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman

Brothers Intermediate U.S. Government/Credit Index, the Lipper Balanced Fund Index, the Russell 2000 Index and the NASDAQ and Value Line Composites. The Fund may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.

The Fund may also quote the indices of bond prices and yields prepared by Lehman Brothers and Salomon Brothers Inc., leading broker-dealer firms. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time.

HISTORICAL PERFORMANCE

The Fund has not yet commenced operations and, therefore, has no historical performance record.

                              FINANCIAL STATEMENTS

Financial statements are not available for the Fund because it had not commenced operations as of the date of this SAI.

                                   APPENDIX A

              RATINGS OF CORPORATE OBLIGATIONS AND COMMERCIAL PAPER

                        RATINGS OF CORPORATE OBLIGATIONS

MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

     Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

     Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

STANDARD & POOR'S CORPORATION

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

     BB--B--CCC--CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                            COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION

     Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-l" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

MOODY'S INVESTORS SERVICE, INC.

     Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1 Superior capacity for repayment
          Prime-2 Strong capacity for repayment
          Prime-3 Acceptable capacity for repayment

                                   APPENDIX B

               INTEREST RATE FUTURES CONTRACTS, BOND INDEX FUTURES
                               AND RELATED OPTIONS

FUTURES - IN GENERAL Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Adviser and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the custodian in the name of the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

INTEREST RATE FUTURES CONTRACTS The Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price. A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction. The interest rate futures contracts to be traded by the Fund are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. These contract markets, through their clearing corporations, guarantee that the contracts will be performed. Presently, futures contracts are based on such debt securities as long-term U. S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit.

The purpose of the acquisition or sale of an interest rate futures contract by the Fund as the holder of fixed income securities, is to hedge against fluctuations in rates on such securities without actually buying or selling fixed income securities. For example, if interest rates are expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the fixed income securities held by the Fund. If interest rates increase as anticipated by Weitz & Co., the value of certain fixed income securities in the Fund would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, since the value of the securities held by the Fund will far exceed the value of the interest rate futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate--but not totally offset the decline in the value of the Fund.

Similarly, when it is expected that interest rates may decline, interest rate futures contracts could be purchased to hedge against the Fund's anticipated purchases of fixed income securities, at higher prices. Since the rate of fluctuation in the value of interest rate futures contracts should be similar to that of the fixed income securities, the Fund could take advantage of the anticipated rise in the value of bonds without actually buying them until the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash could then be used to buy bonds on the cash market. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase or by buying bonds with longer maturities and selling bonds with shorter maturities when interest rates are expected to decline. However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the Fund to react more quickly to anticipated changes in market conditions or interest rates.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase securities. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

The Fund will purchase put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. The Fund will purchase put options on interest rate futures contracts securities if Weitz & Co. anticipates a rise in interest rates. The purchase of put options on interest rate futures contracts is analogous to the purchase of put options on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates. Because of the inverse relationship between the trends in interest rates and values of debt securities, a rise in interest rates would result in a decline in the value of debt securities held in the Fund. Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with debt securities, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when the Adviser expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities, without the need to sell such securities.

The Fund will purchase call options on interest rate futures contracts if Weitz & Co. anticipates a decline in interest rates. The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual debt security, which can be used as a substitute for a position in the debt security itself. Depending upon the pricing of the option compared to either the futures contract upon which it is based or to the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt. The Fund will purchase a call option on an interest rate futures contract to hedge against a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market has stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy long-term securities.

The Fund could also write options on an interest rate futures contract. The writer of an option on an interest rate futures contract assumes the opposite position from the purchaser of the option. The writer of a call option, for example, receives the premium paid by the purchaser of the call, and in return assumes the responsibility to enter into a seller's position in the underlying futures contract at any time the call is exercised. Because the writer of an option assumes the obligation to purchase or sell the underlying futures contract at a fixed price at any time, regardless of market fluctuations, writing options involves more risk than purchasing options. To alleviate this risk in part, the Fund would cover any option it wrote, either by owning a position whose price changes would offset the Fund's obligation under the option (for example, by purchasing the underlying futures contract if the Fund had written a call option) or by segregating assets sufficient to cover its obligations under options it had written. In addition, the Fund would be required to make futures margin payments with respect to options written on futures contracts. An option on an interest rate futures contract written by the Fund could be terminated by exercise, or the Fund could seek to close out the option on a futures exchange by purchasing an identical option at the current market price. Writing an option would provide the Fund with income in the form of the option premium. In addition, writing a call option would provide a partial hedge against declines in the value of securities the Fund owned (but would also limit potential capital appreciation in the securities), and writing a put option would provide a partial hedge against an increase in the value of securities the Fund intended to purchase (but also would expose the Fund to the risk of a market decline).

The Fund will sell put and call options on interest rate futures contracts only as a substitute for the purchase of a futures contract for the purpose of hedging and as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

There are several risks relating to options on interest rate futures contracts. The holder of an option on a futures contract may terminate the position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The ability to establish and close out positions on such options will be subject to the existence of a liquid secondary market. In addition, the Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the Adviser, which could prove to be inaccurate. Even if the expectations of Weitz & Co. are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's securities.

BOND INDEX FUTURES CONTRACTS Bond index futures contracts are commodity contracts listed on commodity exchanges. A bond index assigns relative values to bonds included in the index and the index fluctuates with the value and interest rate of the bonds so included. A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the bond index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

The Fund intends to use bond index futures contracts and related options for hedging and not for speculation. Hedging permits the Fund to gain rapid exposure to or protect itself from changes in the market. For example, the Fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using bond index futures, the Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into bond index futures contracts to sell units of an index and individual bonds can be sold over a longer period under cover of the resulting short contract position.

The Fund may enter into contracts with respect to any bond index or sub-index. To hedge the Fund successfully, however, the Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Fund's securities.

OPTIONS ON BOND INDEX FUTURES Bond indices are calculated based on the prices of securities traded on national securities exchanges. An option on a bond index is similar to an option on a futures contract except all settlements are in cash. A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in a manner identical to the use of options on futures contracts.

As with options on bonds, the holder of an option on a bond index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. Trading in options on bond indexes began only recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Fund will not purchase options unless and until the market for such options has developed sufficiently so that the risks in connection with options are not greater than the risks in connection with bond index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to a portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). There may be circumstances, however, when using an option would result in a greater loss to a portfolio than using a futures contract, such as when there is no movement in the level of the bond index.

REGULATORY MATTERS The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others portfolios, securities, or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity option contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information.

                            PART C: OTHER INFORMATION

Item 23. Exhibits

EXHIBIT NO.    DESCRIPTION
------------------------------------------------------------------------------
(a)(1)*        Certificate of Trust
(a)(2)*        Declaration of Trust
(b)*           By-Laws
(c)**          Certificates for Shares are not issued
(d)**          Management and Investment Advisory Agreement for the Weitz
                 Balanced Fund
(e)**          Distribution Agreement
(f)**          Not Applicable
(g)**          Custodian Agreement
(h)**          Administration Agreement
(i)**          Opinion and Consent of Dechert LLP
(j)**          Consent of PricewaterhouseCoopers LLP
(k)            Not Applicable
(l)**          Subscription Agreement of Wallace R. Weitz
(m)            Not Applicable
(n)            Not Applicable
(p)            Not Applicable
(o)**          Code of Ethics - Weitz Partners, Inc., Weitz Series Fund, Inc.,
                 The Weitz Funds, Wallace R. Weitz & Company and Weitz
                 Securities, Inc.

*Filed Herewith
**To Be Filed By Amendment

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     None.

Item 25.    INDEMNIFICATION

Reference is made to Article VII Section 3 in the Registrant's Declaration of Trust which is incorporated by reference herein. In addition to the indemnification provisions contained in the Registrant's Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration Agreement and Custodian Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the

Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                                                                PRINCIPAL OCCUPATION
                          POSITIONS WITH                         (PRESENT AND FOR
     NAME                   ADVISER                               PAST TWO YEARS)
---------------------------------------------------------------------------------------------------------------
Wallace R. Weitz      President, Treasurer and      See caption "Management" in the Statement of Additional
                      Director                      Information forming a part of this Registration Statement

Barbara V. Weitz      Secretary and Director        Faculty Member, University of Nebraska at Omaha

Mary K. Beerling      Vice President and            See caption "Management" in the Statement of Additional
                      Assistant Secretary           Information forming a part of this Registration Statement

Linda L. Lawson       Vice President                See caption "Management" in the Statement of Additional
                                                    Information forming a part of this Registration Statement

Item 27.    PRINCIPAL UNDERWRITERS

(a) The Distributor is also the principal underwriter and distributor of Weitz Series Fund, Inc., and Weitz Partners, Inc., registered investment management companies also advised by Wallace R. Weitz & Company.

(b)  Directors and Officers:

             NAME AND PRINCIPAL         POSITIONS AND OFFICES        POSITIONS AND OFFICES
              BUSINESS ADDRESS             WITH UNDERWRITER             WITH REGISTRANT
     --------------------------------------------------------------------------------------------
          Wallace R. Weitz              President, Treasurer          President, Treasurer,
          Suite 600                     and Director                  and Director
          1125 South 103 Street
          Omaha, NE 68124-6008

          Mary K. Beerling              Vice President,               Vice President
          Suite 600                     Secretary                     and Secretary
          1125 South 103 Street         and Director
          Omaha, NE 68124-6008

(c)  Not applicable.

Item 28.    LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other records required to be maintained by the Weitz Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in possession of: (1) Wallace R. Weitz and Company, 1125 South 103 Street, Suite 600, Omaha, Nebraska 68124-6008 (records relating to its function as investment adviser, administrator and transfer agent for the Weitz Funds); (2) Weitz Securities, Inc., 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008 (records relating to its function as distributor for the Weitz Funds); National Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 (records relating to its function as sub-transfer agent for the Weitz Funds), and (3) Wells Fargo Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota 55479-0001 (records relating to its function as custodian for the Weitz Funds).

Item 29.    MANAGEMENT SERVICES

     Not applicable.

Item 30.    UNDERTAKINGS

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned authorized individual in the City of Omaha, State of Nebraska, on the 8th day of August, 2003.

                                                THE WEITZ FUNDS
                                                By: /s/ Wallace R. Weitz
                                                    ----------------------
                                                    Wallace R. Weitz, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on August 8, 2003:

            SIGNATURE                               TITLE
            ---------                               -----
 /s/ Wallace R. Weitz                    President, Principal Executive
---------------------------------        Officer
Wallace R. Weitz                         Principal Financial and Accounting
                                         Officer and Trustee

 /s/ John W. Hancock*                    Trustee
---------------------------------
John W. Hancock

 /s/ Richard D. Holland*                 Trustee
---------------------------------
Richard D. Holland

 /s/ Thomas R. Pansing, Jr.*             Trustee
---------------------------------
Thomas R. Pansing, Jr.

 /s/ Delmer L. Toebben*                  Trustee
---------------------------------
Delmer L. Toebben

 /s/ Lorraine Chang*                     Trustee
---------------------------------
Lorraine Chang

  /s/ Wallace R. Weitz
---------------------------------
Wallace R. Weitz
Attorney-in-fact

*Pursuant to Power of Attorney filed with this Registration Statement.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, and Patrick W.D. Turley and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Weitz Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, any lawfully do or cause to be done by virtue hereof.

August 5, 2003



                                             /s/ Lorraine Chang
                                             ------------------------------
                                                 Lorraine Chang

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, and Patrick W.D. Turley and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Weitz Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, any lawfully do or cause to be done by virtue hereof.

August 5, 2003



                                             /s/ Richard D. Holland
                                             ------------------------------
                                                 Richard D. Holland

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, and Patrick W.D. Turley and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Weitz Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, any lawfully do or cause to be done by virtue hereof.

August 5, 2003



                                             /s/ John W. Hancock
                                             ------------------------------
                                                 John W. Hancock

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, and Patrick W.D. Turley and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Weitz Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, any lawfully do or cause to be done by virtue hereof.

August 5, 2003



                                             /s/ Delmer L. Toebben
                                             ------------------------------
                                                 Delmer L. Toebben

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, and Patrick W.D. Turley and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Weitz Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, any lawfully do or cause to be done by virtue hereof.

August 5, 2003



                                             /s/ Thomas R. Pansing
                                             ------------------------------
                                                 Thomas R. Pansing

                                   Exhibits

                                      To

                             Weitz Balanced Fund

                                   Form N-1A

                         as filed on August 8, 2003

                                    EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------
 (a)(1)           Certificate of Trust
 (a)(2)           Declaration of Trust
 (b)              By-Laws